SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                        __________________

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) of the
                 SECURITIES EXCHANGE ACT OF 1934

                          April 5, 2006

                       VISIONGATEWAY, INC.
        (Exact Name of Registrant as Specified in Charter)


           Nevada                    0-30499                    90-0015691
(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)             Identification No.)

    12707 High Bluff Drive, Suite 200, San Diego, California       92130
    (Address of principal executive offices)                     (Zip code)

                  (858) 794-1416
 Registrant's telephone number, including area code:




                          Not Applicable
  (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into Material Definitive Agreements.

     On April 5, 2006, visionGateway, Inc., (the "Company") entered into a Standby Equity Distribution Agreement (the "SEDA") with Cornell Capital Partners, LP ("Cornell"). Pursuant to the SEDA, the Company may, at its discretion, periodically sell to Cornell shares of its common stock, par value $0.004 per share (the "Common Stock") for a total purchase price of up to Fifteen Million Dollars ($15,000,000). For each share of Common Stock purchased under the SEDA, Cornell will pay to the Company ninety-seven percent (97%) of the lowest daily volume weighted average price of the Company's Common Stock as quoted by Bloomberg, LP, during the five (5) consecutive Trading Days after the date the Company provides an Advance Notice to Cornell (as such terms are defined in the SEDA). Cornell will also retain six percent (6%) of each advance under the SEDA. Cornell's obligation to purchase shares of Common Stock under the SEDA is subject to certain conditions, including the Company obtaining an effective registration statement for shares of common stock sold under the SEDA and the amount for each advance, as designated by the Company in the applicable Advance Notice, not to exceed Nine Hundred Fifty Thousand Dollars ($950,000). In connection with the SEDA, Cornell received a commitment fee of Five Hundred Seven Thousand Five Hundred and One (507,501) shares of Common Stock.

Item 3.02. Unregistered Sales of Equity Securities.

     On April 5, 2006, in connection with the SEDA, the Company issued to Cornell a commitment fee of Five Hundred Seven Thousand Five Hundred and One (507,501) shares of Common Stock.

     On April 5, 2006, pursuant to the Placement Agent Agreement, the Company issued to Newbridge Securities Corporation a placement fee of Seventeen Thousand Four Hundred Ninety Nine (17,499) shares of Common Stock.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibit No. Description:


Exhibit        Description                                   Location
Exhibit 10.1   Standby Equity Distribution Agreement, dated
               as of April 5, 2006, by and between
               visionGateway, Inc. and Cornell Capital
               Partners, LP                                  Provided herewith

Exhibit 10.2   Registration Rights Agreement, dated as of
               April 5, 2006, by and between visionGateway,
               Inc. and Cornell Capital Partners, LP         Provided herewith

Exhibit 10.3   Placement Agent Agreement, dated as of April
               5, 2006, by and among visionGateway, Inc.,
               Cornell Capital Partners, LP and Newbridge
               Securities Corporation, as placement agent    Provided herewith
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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     April 6, 2006                       visionGateway, Inc.


                                              By:  /s/ Michael Emerson
                                              Name:    Michael Emerson
                                              Title: Chief Executive Officer
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